Fiscal 3Q25 Results July 23, 2025

Forward-looking statements Certain statements made in this presentation and the associated conference call may constitute “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning future strategic objectives, business prospects, anticipated savings, financial results (including expenses, earnings, liquidity, cash flow and capital expenditures), industry or market conditions (including changes in interest rates and inflation), demand for and pricing of our products (including cash sweep and deposit offerings), anticipated timing and benefits of our acquisitions or divestitures, and our level of success in integrating acquired businesses, anticipated results of litigation, regulatory developments, and general economic conditions. In addition, words such as “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates,” “projects,” “forecasts,” and future or conditional verbs such as “will,” “may,” “could,” “should,” and “would,” as well as any other statement that necessarily depends on future events, are intended to identify forward-looking statements. Forward-looking statements are not guarantees, and they involve risks, uncertainties and assumptions. Although we make such statements based on assumptions that we believe to be reasonable, there can be no assurance that actual results will not differ materially from those expressed in the forward- looking statements. We caution investors not to rely unduly on any forward-looking statements and urge you to carefully consider the risks described in our filings with the Securities and Exchange Commission (the “SEC”) from time to time, including our most recent Annual Report on Form 10-K, and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, which are available at www.raymondjames.com and the SEC’s website at www.sec.gov. We expressly disclaim any obligation to update any forward-looking statement in the event it later turns out to be inaccurate, whether as a result of new information, future events, or otherwise. 2

Strategic Overview Paul Shoukry Chief Executive Officer, Raymond James Financial 3

3Q25 highlights

Earnings

$3.4B
Net revenues

16.6% Pre-tax margin	**17.1%** Adjusted pre-tax margin[(1)]
$2.12 Diluted EPS	**$2.18** Adjusted diluted EPS[(1)]
14.3% Return on common equity	**17.2%** Adjusted ROTCE[(1)]

Key Performance Metrics

$1.64T
Client assets under administration

$944B
PCG assets in fee-based accounts

$11.7B | 3.4% growth rate
Domestic PCG net new assets[(2)]

$55.2B
Clients' domestic cash sweep and ESP balances

$49.8B
Bank loans, net

Capital & Liquidity

$451M
Common share repurchases

$102M
Common stock dividends

13.1%
Tier 1 leverage ratio[(3)]

$2.3B
RJF corporate cash[(4)]

Note: As of and for the three months ended June 30, 2025. [(1)]These are non-GAAP measures. See the schedules in the Appendix of this presentation for a reconciliation of our non-GAAP measures to the most directly comparable GAAP measures and for more information on these measures. [(2)]Domestic PCG net new assets represents domestic PCG client inflows, including dividends and interest, less domestic PCG client outflows, including commissions, advisory fees and other fees. The domestic PCG net new asset annualized growth rate is based on the beginning domestic PCG assets under administration balance for the indicated period. [(3)]Estimated. [(4)]This amount includes cash on hand at the parent, as well as parent cash loaned to Raymond James & Associates ("RJ&A"), which RJ&A has invested on behalf of RJF in cash and cash equivalents or otherwise deployed in its normal business activities.

4

RAYMOND JAMES

Financial Review Butch Oorlog Chief Financial Officer, Raymond James Financial 5

Financial summary

Summary results of operations *$ in millions, except per share amounts*	($) 3Q25	vs. 3Q24	vs. 2Q25	($) FYTD 2025	vs. FYTD 2024
Net revenues	3,398	5%	—%	10,338	10%
Pre-tax income	563	(13)%	(16)%	1,983	5%
Adjusted pre-tax income*	582	(13)%	(16)%	2,041	4%
Net income available to common shareholders	435	(11)%	(12)%	1,527	4%
Adjusted net income available to common shareholders*	449	(12)%	(11)%	1,570	4%
Earnings per common share — diluted	2.12	(8)%	(10)%	7.35	7%
Adjusted earnings per common share — diluted*	2.18	(9)%	(10)%	7.55	6%
Other selected financial highlights:	**3Q25**	**3Q24**	**2Q25**	**FYTD 2025**	**FYTD 2024**
Pre-tax margin	16.6%	20.0%	19.7%	19.2%	20.1%
Adjusted pre-tax margin*	17.1%	20.7%	20.3%	19.7%	20.9%
Return on common equity — annualized	14.3%	17.8%	16.4%	17.1%	18.2%
Adjusted return on common equity — annualized*	14.8%	18.4%	16.9%	17.5%	18.8%
Adjusted return on tangible common equity — annualized*	17.2%	21.9%	19.7%	20.5%	22.5%

Record result

*These are non-GAAP measures. See the schedules in the Appendix of this presentation for a reconciliation of our non-GAAP measures to the most directly comparable GAAP measures and for more information on these measures.

6

RAYMOND JAMES

$ in millions ($) vs. 3Q24 vs. 2Q25 ($) vs. FYTD 20243Q25 2025 Net revenues: Private Client Group 2,488 3% —% 7,522 8% Capital Markets 381 15% (4)% 1,257 27% Asset Management 291 10% 1% 874 16% Bank 458 10% 6% 1,317 3% Consolidated net revenues 3,398 5% —% 10,338 10% Pre-tax income/(loss): Private Client Group 411 (7)% (5)% 1,304 (2)% Capital Markets* (54) (286)% NM 56 NM Asset Management 125 12% 3% 371 22% Bank 123 7% 5% 358 27% Consolidated pre-tax income* 563 (13)% (16)% 1,983 5% Note: Segments do not total consolidated results because of the Other segment and intersegment eliminations not shown. Effective October 1, 2024, we updated our methodology for allocating interest income on certain cash balances, resulting in a reduction in interest income in the Other segment and an increase in interest income in the PCG segment. Prior period segment results have not been conformed to the current-period presentation. *Results for 3Q25 reflected the impact of a reserve increase associated with the settlement of a certain legal matter which resulted in a $58M increase in "Other" expense in the Capital Markets segment. Segment results 7 Record Result

Consolidated net revenues 8 $ in millions 3Q25 vs. 3Q24 vs. 2Q25 Asset management and related administrative fees $ 1,733 8% —% Brokerage revenues 559 5% (4)% Account and service fees 302 (8)% (6)% Investment banking 212 16% (2)% Interest income 990 (6)% 3% Other 46 (10)% 15% Total revenues 3,842 2% —% Interest expense (444) (17)% —% Net revenues $ 3,398 5% —%

Domestic cash sweep and ESP balances 9 C lie nt s' D om es tic C as h S w ee p & E S P B al an ce s ($ B ) C ash S w eep & E S P B alances as a % of D om estic P C G A U A CLIENTS' DOMESTIC CASH SWEEP & ENHANCED SAVINGS PROGRAM (ESP)* BALANCES AS A % OF DOMESTIC PCG ASSETS UNDER ADMINISTRATION (AUA) 23.4 24.0 23.9 25.8 26.6 17.3 18.2 20.3 16.8 13.9 1.7 1.7 1.7 1.7 1.6 14.0 14.0 13.8 13.5 13.0 56.4 57.9 59.7 57.8 55.2 4.3% 4.2% 4.3% 4.2% 3.8% RJBDP - Bank Segment** RJBDP - Third-Party Banks** Client Interest Program ESP* 3Q24 4Q24 1Q25 2Q25 3Q25 Note: May not total due to rounding. *Our Enhanced Savings Program is a deposit offering in which Private Client Group clients may deposit cash in a high-yield Raymond James Bank account. **We earn fees from the Raymond James Bank Deposit Program (RJBDP), a multi-bank sweep program in which clients’ cash deposits in their brokerage accounts are swept into interest-bearing deposit accounts at our Bank segment, as well as various third-party banks. Year-over-year change: (2)% Sequential change: (4)%

Net interest income & RJBDP fees (third-party banks) 10 *As reported in "Account and service fees" in the PCG segment. **Computed by dividing annualized RJBDP Fees (Third-Party Banks), which are net of the interest expense paid to clients by the third-party banks, by the average daily RJBDP balances at third-party banks. $ IN MILLIONS 672 678 673 651 656 523 532 529 521 546 149 146 144 130 110 Firmwide Net Interest Income RJBDP Fees (Third-Party Banks)* 3Q24 4Q24 1Q25 2Q25 3Q25 NET INTEREST MARGIN (NIM) 2.64% 2.62% 2.60% 2.67% 2.74% 2.86% 2.85% 2.74% 2.77% 2.83% Firmwide NIM Bank Segment NIM 3Q24 4Q24 1Q25 2Q25 3Q25 AVERAGE YIELD ON RJBDP (THIRD-PARTY BANKS)** 3.41% 3.34% 3.12% 3.00% 2.96% 3Q24 4Q24 1Q25 2Q25 3Q25 Year-over-year change: (2)% Sequential change: 1%

Consolidated expenses

$ in millions	3Q25	vs. 3Q24	vs. 2Q25
Compensation, commissions and benefits	**$ 2,202**	**5%**	**—%**
Non-compensation expenses:			
Communications and information processing	**191**	15%	4%
Occupancy and equipment	**77**	3%	4%
Business development	**77**	7%	20%
Investment sub-advisory fees	**56**	17%	4%
Professional fees	**42**	11%	24%
Bank loan provision for credit losses	**15**	NM	(6)%
Other*	**175**	67%	72%
Total non-compensation expenses	**633**	**28%**	**20%**
Total non-interest expenses	**$ 2,835**	**10%**	**4%**

TOTAL COMPENSATION RATIO**



64.7%
64.4%
62.4%
62.1%
64.2%
64.0%
64.8%
64.5%
64.8%
64.5%
3Q24
4Q24
1Q25
2Q25
3Q25
Total Compensation Ratio
Adjusted Total Compensation Ratio***

TOTAL NON-COMPENSATION EXPENSES
$ IN MILLIONS



494
543
516
528
633
3Q24
4Q24
1Q25
2Q25
3Q25*

*Results for 3Q25 reflected the impact of a reserve increase associated with the settlement of a certain legal matter which resulted in a $58M increase in "Other" expense in the Capital Markets segment. **Total compensation ratio is computed by dividing compensation, commissions and benefits expense by net revenues for each respective period. Adjusted total compensation ratio is computed by dividing adjusted compensation, commissions and benefits expense by net revenues for each respective period. ***This is a non-GAAP financial measure. See the schedules in the Appendix of this presentation for a reconciliation of our non-GAAP measures to the most directly comparable GAAP measures and for more information on these measures.

11

RAYMOND JAMES

Bank segment key credit metrics 12 $ in millions 3Q25 vs. 3Q24 vs. 2Q25 Bank loan provision for credit losses $ 15 NM (6)% Net charge-offs $ 3 (50)% (80)% 3Q24 2Q25 Nonperforming assets as a % of total assets 0.34% 0.26% 0.34% Bank loan allowance for credit losses as a % of loans held for investment 0.93% 1.00% 0.93% Bank loan allowance for credit losses on corporate loans as a % of corporate loans held for investment* 1.96% 2.00% 1.94% Criticized loans as a % of total loans held for investment 1.14% 1.15% 1.14% *Corporate loans include commercial and industrial loans, commercial real estate loans, and real estate investment trust loans.

*This is a non-GAAP measure. See the schedules in the Appendix of this presentation for a reconciliation of our non-GAAP measures to the most directly comparable GAAP measures and for more information on these measures. Consolidated pre-tax margin 13 20.0% 22.0% 21.2% 19.7% 16.6% 20.7% 22.7% 21.7% 20.3% 17.1% Pre-Tax Margin Adjusted Pre-Tax Margin* 3Q24 4Q24 1Q25 2Q25 3Q25

Other financial information 14 *This amount includes cash on hand at the parent, as well as parent cash loaned to RJ&A, which RJ&A has invested on behalf of RJF in cash and cash equivalents or otherwise deployed in its normal business activities. **This is a non-GAAP measure. See the schedules in the Appendix of this presentation for a reconciliation of our non-GAAP measures to the most directly comparable GAAP measures and for more information on these measures. ***Estimated. in millions, except per share amounts 3Q25 vs. 3Q24 vs. 2Q25 Total assets $ 84,815 5% 2% RJF corporate cash* $ 2,349 11% (6)% Total common equity attributable to RJF $ 12,180 10% —% Book value per share $ 60.90 13% 2% Tangible book value per share** $ 52.32 15% 2% Weighted-average common and common equivalent shares outstanding — diluted 205.5 (3)% (2)% 3Q24 2Q25 Tier 1 leverage ratio*** 13.1% 12.7% 13.3% Tier 1 capital ratio*** 23.0% 22.2% 23.5% Common equity tier 1 ratio*** 22.8% 22.0% 23.3% Total capital ratio*** 24.3% 23.6% 24.8% Effective tax rate 22.6% 23.6% 26.2%

$1.79B of dividends paid and share repurchases over the past 5 quarters Capital management 15 DIVIDENDS PAID AND SHARE REPURCHASES $ IN MILLIONS 337 394 154 354 553 243 300 50 250 451 94 94 104 104 102 Share Repurchases* Dividends Paid** 3Q24 4Q24 1Q25 2Q25 3Q25 Number of Shares Repurchased* (thousands) 1,994 2,598 310 1,716 3,286 Average Share Price of Shares Repurchased* $122 $115 $161 $146 $137 *Under the Board of Directors' common stock repurchase authorization. **Reflects dividends paid to holders of common shares. ***Indicates the amount remaining as of June 30, 2025 under the Board of Directors' $1.5 billion common stock repurchase authorization approved on December 3, 2024. $749M remains under current common stock repurchase authorization***

Appendix 16

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) 17 We utilize certain non-GAAP financial measures as additional measures to aid in, and enhance, the understanding of our financial results and related measures. These non- GAAP financial measures have been separately identified in this document. We believe certain of these non-GAAP financial measures provide useful information to management and investors by excluding certain material items that may not be indicative of our core operating results. We utilize these non-GAAP financial measures in assessing the financial performance of the business, as they facilitate a comparison of current- and prior-period results. We believe that return on tangible common equity and tangible book value per share are meaningful to investors as they facilitate comparisons of our results to the results of other companies. In the following tables, the tax effect of non-GAAP adjustments reflects the statutory rate associated with each non-GAAP item. These non-GAAP financial measures should be considered in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP. In addition, our non-GAAP financial measures may not be comparable to similarly titled non-GAAP financial measures of other companies. The following tables provide a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures for those periods which include non-GAAP adjustments. Note: Please refer to the footnotes on slide 26 for additional information. continued on next slide

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited)

$ in millions	Three months ended June 30, 2024	Three months ended September 30, 2024	Three months ended December 31, 2024	Three months ended March 31, 2025	Three months ended **June 30, 2025**	Nine months ended June 30, 2024	Nine months ended **June 30, 2025**
Net income available to common shareholders	$ 491	$ 601	$ 599	$ 493	**$ 435**	$ 1,462	**$ 1,527**
Non-GAAP adjustments:							
Expenses related to acquisitions:							
Compensation, commissions and benefits [(1)]	11	9	8	8	**9**	33	**25**
Communication and information processing	—	1	—	—	**—**	1	**—**
Professional fees	1	1	1	1	**—**	3	**2**
Other							
Amortization of identifiable intangible assets [(2)]	11	11	11	10	**10**	33	**31**
All other acquisition-related expenses	—	3	—	—	**—**	2	**—**
Total "Other" expense	11	14	11	10	**10**	35	**31**
Total pre-tax impact of non-GAAP adjustments related to acquisitions	23	25	20	19	19	72	**58**
Tax effect of non-GAAP adjustments	(6)	(5)	(5)	(5)	**(5)**	(18)	**(15)**
Total non-GAAP adjustments, net of tax	17	20	15	14	**14**	54	**43**
Adjusted net income available to common shareholders	$ 508	$ 621	$ 614	$ 507	**$ 449**	$ 1,516	**$ 1,570**
Pre-tax income	$ 644	$ 760	$ 749	$ 671	**$ 563**	$ 1,883	**$ 1,983**
Pre-tax impact of non-GAAP adjustments (as detailed above)	23	25	20	19	**19**	72	**58**
Adjusted pre-tax income	$ 667	$ 785	$ 769	$ 690	**$ 582**	$ 1,955	**$ 2,041**

Note: Please refer to the footnotes on slide 26 for additional information.

18

continued on next slide

RAYMOND JAMES

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) Three months ended June 30, 2024 September 30, 2024 December 31, 2024 March 31, 2025 June 30, 2025 Pre-tax margin (3) 20.0% 22.0% 21.2% 19.7% 16.6 % Impact of non-GAAP adjustments on pre-tax margin: Expenses related to acquisitions: Compensation, commissions and benefits (1) 0.3% 0.3% 0.2% 0.3% 0.3 % Communication and information processing — % — % — % — % — % Professional fees — % — % — % — % — % Other: Amortization of identifiable intangible assets (2) 0.4% 0.3% 0.3% 0.3% 0.2 % All other acquisition-related expenses — % 0.1% — % — % — % Total “Other” expense 0.4% 0.4% 0.3% 0.3% 0.2 % Total pre-tax impact of non-GAAP adjustments related to acquisitions 0.7% 0.7% 0.5% 0.6% 0.5 % Adjusted pre-tax margin (3) 20.7% 22.7% 21.7% 20.3% 17.1 % Note: Please refer to the footnotes on slide 26 for additional information. continued on next slide19

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) 20 Note: Please refer to the footnotes on slide 26 for additional information. continued on next slide Three months ended $ in millions June 30, 2024 September 30, 2024 December 31, 2024 March 31, 2025 June 30, 2025 Compensation, commissions and benefits expense $ 2,090 $ 2,159 $ 2,272 $ 2,204 $ 2,202 Less: Acquisition-related retention (1) 11 9 8 8 9 Adjusted compensation, commissions and benefits expense $ 2,079 $ 2,150 $ 2,264 $ 2,196 $ 2,193 Total compensation ratio (4) 64.7% 62.4% 64.2% 64.8% 64.8 % Less the impact of non-GAAP adjustments on compensation ratio: Acquisition-related retention (1) 0.3% 0.3% 0.2% 0.3% 0.3 % Adjusted total compensation ratio (4) 64.4% 62.1% 64.0% 64.5% 64.5%

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) 21 Note: Please refer to the footnotes on slide 26 for additional information. Three months ended Nine months ended Earnings per common share (5) June 30, 2024 March 31, 2025 June 30, 2025 June 30, 2024 June 30, 2025 Basic $ 2.37 $ 2.41 $ 2.16 $ 7.02 $ 7.51 Impact of non-GAAP adjustments on basic earnings per common share: Expenses related to acquisitions: Compensation, commissions and benefits (1) 0.05 0.04 0.04 0.16 0.12 Communication and information processing — — — — — Professional fees 0.01 — — 0.01 0.01 Other: Amortization of identifiable intangible assets (2) 0.05 0.05 0.05 0.17 0.15 All other acquisition-related expenses — — — 0.01 — Total “Other” expense 0.05 0.05 0.05 0.18 0.15 Total pre-tax impact of non-GAAP adjustments related to acquisitions 0.11 0.09 0.09 0.35 0.28 Tax effect of non-GAAP adjustments (0.03) (0.02) (0.02) (0.09) (0.07) Total non-GAAP adjustments, net of tax 0.08 0.07 0.07 0.26 0.21 Adjusted basic $ 2.45 $ 2.48 $ 2.23 $ 7.28 $ 7.72 continued on next slide

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) 22 Note: Please refer to the footnotes on slide 26 for additional information. Three months ended Nine months ended Earnings per common share (5) June 30, 2024 March 31, 2025 June 30, 2025 June 30, 2024 June 30, 2025 Diluted $ 2.31 $ 2.36 $ 2.12 $ 6.85 $ 7.35 Impact of non-GAAP adjustments on diluted earnings per common share: Expenses related to acquisitions: Compensation, commissions and benefits (1) 0.05 0.04 0.04 0.15 0.12 Communication and information processing — — — — — Professional fees 0.01 — — 0.01 0.01 Other: Amortization of identifiable intangible assets (2) 0.05 0.05 0.04 0.16 0.14 All other acquisition-related expenses — — — 0.01 — Total “Other” expense 0.05 0.05 0.04 0.17 0.14 Total pre-tax impact of non-GAAP adjustments related to acquisitions 0.11 0.09 0.08 0.33 0.27 Tax effect of non-GAAP adjustments (0.03) (0.03) (0.02) (0.08) (0.07) Total non-GAAP adjustments, net of tax 0.08 0.06 0.06 0.25 0.20 Adjusted diluted $ 2.39 $ 2.42 $ 2.18 $ 7.10 $ 7.55 continued on next slide

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) 23 Note: Please refer to the footnotes on slide 26 for additional information. Book value per share As of $ in millions, except per share amounts June 30, 2024 March 31, 2025 June 30, 2025 Total common equity attributable to Raymond James Financial, Inc. $ 11,118 $ 12,133 $ 12,180 Less non-GAAP adjustments: Goodwill and identifiable intangible assets, net 1,884 1,855 1,860 Deferred tax liabilities related to goodwill and identifiable intangible assets, net (136) (140) (143) Tangible common equity attributable to Raymond James Financial, Inc. $ 9,370 $ 10,418 $ 10,463 Common shares outstanding 205.6 203.1 200.0 Book value per share (6) $ 54.08 $ 59.74 $ 60.90 Tangible book value per share (6) $ 45.57 $ 51.29 $ 52.32 continued on next slide

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) 24 Note: Please refer to the footnotes on slide 26 for additional information. Three months ended Nine months ended $ in millions June 30, 2024 March 31, 2025 June 30, 2025 June 30, 2024 June 30, 2025 Average common equity (7) $ 11,012 $ 11,989 $ 12,157 $ 10,717 $ 11,938 Impact of non-GAAP adjustments on average common equity: Expenses related to acquisitions: Compensation, commissions and benefits (1) 5 4 5 17 12 Communication and information processing — — — — — Professional fees 1 1 — 2 1 Other: Amortization of identifiable intangible assets (2) 5 5 5 16 16 All other acquisition-related expenses — — — 1 — Total “Other” expense 5 5 5 17 16 Total pre-tax impact of non-GAAP adjustments related to acquisitions 11 10 10 36 29 Tax effect of non-GAAP adjustments (3) (3) (3) (9) (7) Total non-GAAP adjustments, net of tax 8 7 7 27 22 Adjusted average common equity (7) $ 11,020 $ 11,996 $ 12,164 $ 10,744 $ 11,960 continued on next slide

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited)

Return on tangible common equity	Three months ended			Nine months ended	
$ in millions	June 30, 2024	March 31, 2025	**June 30, 2025**	June 30, 2024	**June 30, 2025**
Average common equity [7]	$ 11,012	$ 11,989	**$ 12,157**	$ 10,717	**$ 11,938**
Less:					
Average goodwill and identifiable intangible assets, net	1,889	1,857	**1,858**	1,898	**1,865**
Average deferred tax liabilities related to goodwill and identifiable intangible assets, net	(135)	(140)	**(142)**	(133)	**(140)**
Average tangible common equity [7]	$ 9,258	$ 10,272	**$ 10,441**	$ 8,952	**$ 10,213**
Impact of non-GAAP adjustments on average tangible common equity:					
Expenses related to acquisitons:					
Compensation, commissions and benefits [1]	5	4	**5**	17	**12**
Communication and information processing	—	—	**—**	—	**—**
Professional fees	1	1	**—**	2	**1**
Other:					
Amortization of identifiable intangible assets [2]	5	5	**5**	16	**16**
All other acquisition-related expenses	—	—	**—**	1	**—**
Total "Other" expense	5	5	**5**	17	**16**
Total pre-tax impact of non-GAAP adjustments related to acquisitions	11	10	**10**	36	**29**
Tax effect of non-GAAP adjustments	(3)	(3)	**(3)**	(9)	**(7)**
Total non-GAAP adjustments, net of tax	8	7	**7**	27	**22**
Adjusted average tangible common equity [7]	$ 9,266	$ 10,279	**$ 10,448**	$ 8,979	**$ 10,235**
Return on common equity [8]	17.8 %	16.4 %	**14.3 %**	18.2 %	**17.1 %**
Adjusted return on common equity [8]	18.4 %	16.9 %	**14.8 %**	18.8 %	**17.5 %**
Return on tangible common equity (ROTCE) [8]	21.2 %	19.2 %	**16.7 %**	21.8 %	**19.9 %**
Adjusted ROTCE [8]	21.9 %	19.7 %	**17.2 %**	22.5 %	**20.5 %**

Note: Please refer to the footnotes on slide 26 for additional information.

25

RAYMOND JAMES

Footnotes 26 (1) Includes acquisition-related compensation expenses primarily arising from equity and cash-based retention awards issued in conjunction with acquisitions in prior years. Such retention awards are generally contingent upon the post-closing continuation of service of certain associates who joined the firm as part of such acquisitions and are expensed over the requisite service period. (2) Amortization of identifiable intangible assets, which was included in “Other” expense, includes amortization of identifiable intangible assets arising from our acquisitions. (3) Pre-tax margin is computed by dividing pre-tax income by net revenues for each respective period or, in the case of adjusted pre-tax margin, computed by dividing adjusted pre-tax income by net revenues for each respective period. (4) Total compensation ratio is computed by dividing compensation, commissions and benefits expense by net revenues for each respective period or, in the case of adjusted total compensation ratio, computed by dividing adjusted compensation, commissions and benefits expense by net revenues for each respective period. (5) Earnings per common share is computed by dividing net income available to common shareholders (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period or, in the case of adjusted earnings per common share, computed by dividing adjusted net income available to common shareholders (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period. The allocations of earnings and dividends to participating securities were $1 million for each of the three months ended June 30, 2024 and March 31, 2025, an insignificant amount for the three months ended June 30, 2025, and $2 million and $3 million for the nine months ended June 30, 2025 and June 30, 2024, respectively. (6) Book value per share is computed by dividing total common equity attributable to Raymond James Financial, Inc. by the number of common shares outstanding at the end of each respective period or, in the case of tangible book value per share, computed by dividing tangible common equity by the number of common shares outstanding at the end of each respective period. (7) Average common equity for the quarter-to-date period is computed by adding the total common equity attributable to Raymond James Financial, Inc. as of the date indicated to the prior quarter-end total, and dividing by two, or in the case of average tangible common equity, computed by adding tangible common equity as of the date indicated to the prior quarter-end total, and dividing by two. For the year-to-date period, average common equity is computed by adding the total common equity attributable to Raymond James Financial, Inc. as of each quarter-end date during the indicated period to the beginning of year total, and dividing by four, or in the case of average tangible common equity, computed by adding tangible common equity as of each quarter-end date during the indicated period to the beginning of year total, and dividing by four. Adjusted average common equity is computed by adjusting for the impact on average common equity of the non-GAAP adjustments, as applicable for each respective period. Adjusted average tangible common equity is computed by adjusting for the impact on average tangible common equity of the non-GAAP adjustments, as applicable for each respective period. (8) Return on common equity is computed by dividing annualized net income available to common shareholders by average common equity for each respective period or, in the case of return on tangible common equity, computed by dividing annualized net income available to common shareholders by average tangible common equity for each respective period. Adjusted return on common equity is computed by dividing annualized adjusted net income available to common shareholders by adjusted average common equity for each respective period, or in the case of adjusted return on tangible common equity, computed by dividing annualized adjusted net income available to common shareholders by adjusted average tangible common equity for each respective period. Tangible common equity is defined as total common equity attributable to Raymond James Financial, Inc. less goodwill and identifiable intangible assets, net of related deferred taxes.